Exhibit 99.1

June 28, 2004

Adelphia Communications Corporation
Senior Secured Credit Facilities
Senior Unsecured Bridge Facility
Amendment No. 2 of Amended and Restated Commitment Letter

Adelphia Communications Corporation

5619 DTC Parkway

Greenwood Village, CO 80111

Attention:	William T. Schleyer, Chairman & Chief Executive Officer
Vanessa A. Wittman, Executive Vice President & Chief Financial Officer

Ladies and Gentlemen:

Reference is made to that certain amended and restated commitment letter executed on March 24, 2004 and effective as of February 24, 2004 (as amended on June 1, 2004, the “Commitment Letter”) among Adelphia Communications Corporation (“Adelphia”), JPMorgan Chase Bank (“JPMCB”), Credit Suisse First Boston, acting through its Cayman Islands Branch (“CSFB”), Citicorp North America, Inc. (“Citigroup”), Deutsche Bank AG Cayman Islands Branch (“DB Cayman” and, together with JPMCB, CSFB and Citigroup, the “Initial Lenders”), J.P. Morgan Securities Inc. (“JPMSI”), Citigroup Global Markets Inc. (“CGMI”) and Deutsche Bank Securities Inc. (“DBSI” and, together with JPMSI, CSFB and CGMI, the “Arranger Group”).  Capitalized terms used but not defined in this Amendment No. 2 of Amended and Restated Commitment Letter (the “Amendment Letter”) have the meanings assigned thereto in the Commitment Letter.

Each of the undersigned agrees that, effective on and as of the date hereof:

1.            The fifth paragraph of the Commitment Letter is amended (1) by replacing the words “upon the occurrence of the Reduction Event (as hereinafter defined) or a Company Event (as hereinafter defined)” contained in clause (ii) of the first sentence thereof with the words “upon the occurrence of the Reduction Event (as hereinafter defined), a Company Election (as hereinafter defined) or the JV Event (as hereinafter defined)”, (2) by replacing the words “third immediately succeeding paragraph hereof” contained in clause (iii) of the first sentence thereof with the words “fourth immediately succeeding paragraph hereof”, (3) by replacing the words “upon the occurrence of the Reduction Event or a Company Election” contained in the fourth sentence thereof with the words “upon the occurrence of the Reduction Event, a Company Election or the JV Event” and (4) by replacing the words “two paragraphs hereof” contained in the fourth sentence thereof with the words “three paragraphs hereof”.

2.            The sixth paragraph of the Commitment Letter is amended to replace the proviso to the first sentence thereof in its entirety with the following proviso: “provided, that (i) in the event the Reduction Event occurs prior to the occurrence of the JV Event, the Initial Lenders shall not be permitted to reduce their commitment under the terms of this Commitment Letter pursuant to the terms of this paragraph to less than $2 billion in the aggregate, it being agreed that in the event the aggregate commitment of the Initial Lenders is reduced as provided in this clause (i), $750 million of such reduced commitment shall be allocated to the Revolving Credit Facility and a minimum of $1.25 billion of such reduced commitment shall be allocated among the Tranche A Term Loan, the Tranche B Term Loan and the Bridge Facility as determined by the Arranger Group in its discretion and (ii) in the event the Reduction Event occurs following the occurrence of the JV Event, the Initial Lenders shall not be permitted to reduce their commitment under the terms of this Commitment Letter pursuant to the terms of this paragraph to less than an amount, in the aggregate, equal to the product obtained by multiplying (x) $2 billion by (y) an amount (expressed as a percentage) obtained by subtracting (1) the JV Fraction (as hereinafter defined) from (2) 1.00 (the amount obtained by subtracting (1) from (2) and expressed as a percentage is hereinafter referred to as the “Residual Percentage”), it being agreed that in the event the aggregate commitment of the Initial Lenders is reduced as provided in this clause (ii), an amount equal to the product obtained by multiplying (1) $750 million by (2) the Residual Percentage shall be allocated to the Revolving Credit Facility and all other committed amounts (after giving effect to such reduction and the allocation to the Revolving Credit Facility) shall be allocated among the Tranche A Term Loan, the Tranche B Term Loan and the Bridge Facility as determined by the Arranger Group in its discretion (the reduction of the aggregate commitment of the Initial Lenders contemplated by this paragraph is referred to herein as the “Reduction Event”).”

3.            The seventh paragraph of the Commitment Letter is amended by replacing the words “it being agreed and understood that such reduced commitment shall be allocated among the Tranche A Term Loan, the Tranche B Term Loan and the Bridge Facility (after $750 million shall have been reserved for the Revolving Credit Facility) as determined by the Arranger Group in its discretion” contained at the end of the first sentence thereof with the words “it being agreed and understood that such reduced commitment shall be allocated among the Tranche A Term Loan, the Tranche B Term Loan and the Bridge Facility (after $750 million shall have been reserved for the Revolving Credit Facility (or, in the event the JV Event shall have occurred prior to the making of the Company Election, an amount equal to the product obtained by multiplying (i) $750 million by (ii) the Residual Percentage shall have been reserved for the Revolving Credit Facility)) as determined by the Arranger Group in its discretion, it being understood and agreed that if, prior to the making of the Company Election, the JV Event shall have occurred, the subsequent election by the JV Entities or any of them to issue new debt instruments to the lenders under the pre-petition credit facilities of the JV Entities shall not constitute a Company Election or give rise to any reduction of the commitments of the Initial Lenders hereunder and no such debt instruments issued by any such JV Entity shall be considered a Rollover Security for any purpose hereof”.

4.            A new paragraph is added to the Commitment Letter immediately after the seventh paragraph thereof, to read in its entirety as follows:

“Furthermore, in the event (i) Adelphia determines reasonably in good faith (A) that all or substantially all of the assets of Century-TCI California Communications, L.P., Western NY Cablevision, L.P., Parnassos Communications, L.P. and their respective subsidiaries (collectively, the “JV Entities”) cannot, without the consent of TCI California Holdings, LLC and TCI Adelphia Holdings, LLC (together, the “Comcast JV Partners”), be pledged as collateral under the Senior Secured Credit Facilities or the JV Entities cannot, without the consent of the Comcast JV Partners, guarantee the Borrower’s and/or Holdings’ obligations under the Senior Secured Credit Facilities or the Bridge Facility, in each case, as contemplated by the Term Sheets, and (B) the consent of the Comcast JV Partners in respect of such matters cannot be obtained prior to the Closing Date or (ii) Adelphia reaches an agreement with the Comcast JV Partners prior to the Closing Date pursuant to which such parties agree that all or substantially all of the assets of the JV Entities cannot be pledged as collateral under the Senior Secured Credit Facilities or the JV Entities cannot guarantee the Borrower’s and/or Holdings’ obligations under the Senior Secured Credit Facilities or the Bridge Facility, in each case, as contemplated by the Term Sheets, then, upon ten (10) business days’ prior written notice by Adelphia to the Initial Lenders and the Arranger Group certifying to such facts, the aggregate commitments of the Initial Lenders hereunder shall be reduced, effective as of the date specified in such notice (which in any event shall be a date at least ten

(10) business days after the date of such notice, calculated including the date of such notice), by an amount equal to the product obtained by multiplying (x) the aggregate commitments of the Initial Lenders outstanding at such time by (y) a fraction, the numerator of which is the aggregate number of subscribers attributable to the JV Entities as of the date of such notice (or the nearest practicable date), and the denominator of which is equal to the sum of (1) the aggregate number of subscribers attributable to the Credit Parties (excluding the JV Entities) as of the date of such notice (or the nearest practicable date) and (2) the aggregate number of subscribers attributable to the JV Entities as of the date of such notice (or the nearest practicable date) (the fraction referred to in clause (y) immediately above is hereinafter referred to as the “JV Fraction”), it being agreed and understood that such reduced commitment shall be allocated among the Tranche A Term Loan, the Tranche B Term Loan and the Bridge Facility (after an amount equal to the product obtained by multiplying (aa) the Residual Percentage by (bb) $750 million shall have been reserved for the Revolving Credit Facility) as determined by the Arranger Group in its discretion (the reduction of the aggregate commitment of the Initial Lenders contemplated by this paragraph is referred to herein as the “JV Event”).  In the event of the occurrence of the JV Event in accordance with the terms of the immediately preceding sentence hereof, and except as otherwise expressly provided in this Commitment Letter or the other Commitment Documents, all other terms and conditions of this Commitment Letter and the other Commitment Documents shall remain in full force and effect.”

5.             The 13th paragraph of the Commitment Letter is amended by adding the following words at the end of clause (iv) therein: “(other than the JV Entities from and after the occurrence of the JV Event)”.

6.             The 19th paragraph of the Commitment Letter is amended (1) by replacing the words “expire on June 30, 2004 unless, prior to such date” contained in the third sentence thereof with the words “expire on June 30, 2004 unless, on or prior to such date”, (2) by replacing the words “authorizing the Credit Parties to pay the fees and expenses set forth in the Commitment Letter and the Fee Letter and otherwise authorizing the Credit Parties to accept, and incur its obligations under, the Commitment Letter” contained in the third sentence thereof with the words “authorizing the Credit Parties (other than the JV Entities) to pay the fees and expenses set forth in the Commitment Letter and the Fee Letter and otherwise authorizing such Credit Parties to accept, and incur its obligations under, the Commitment Letter”, (3) by replacing the date “June 30, 2004” contained in clause (v) of the fourth sentence thereof with the date “June 30, 2005” and (4) by replacing all references to the words “the Company” contained in the last sentence thereof with the word “Adelphia”.

7.             The introductory paragraphs contained in Exhibit A to the Commitment Letter and in Exhibit B to the Commitment Letter are amended and restated in their entirety as follows: “All capitalized terms used and not otherwise defined in this Summary of Terms and Conditions (together with the related schedules annexed hereto, this “Summary of Terms”) shall have the meanings ascribed to such terms in the Commitment Letter to which this Summary of Terms is attached.”

8.             The Section entitled “Guarantors” contained in Exhibit A to the Commitment Letter is amended by replacing the first sentence thereof in its entirety with the following sentence: “Each of the Borrower’s present and future direct and indirect domestic subsidiaries (other than the JV Entities from and after the occurrence of the JV Event) and the Borrower’s immediate parent holding company (“Holdings” and, together with such direct and indirect domestic subsidiaries (other than the JV Entities from and after the occurrence of the JV Event), the “Guarantors”; the Guarantors and the Borrower are hereinafter collectively referred to as the “Credit Parties”) shall guarantee on a senior basis (each, a “Guarantee”) the Borrower’s obligations under the Senior Secured Credit Facilities up to the maximum extent possible without violating applicable fraudulent conveyance laws.”

9.             The Sections entitled “Tranche A Term Loans” and “Tranche B Term Loans” contained in Exhibit A to the Commitment Letter are amended by replacing the last sentence thereof in its entirety with the following sentence: “The aggregate commitments of the Lenders shall be reduced (i) upon the occurrence of a Reduction Event, (ii) upon 10 business days’ prior written notice to the Initial Lenders and the Arranger Group of the Company’s election to issue Rollover Securities, (iii) upon the issuance of any Rollover Securities (in which case the aggregate commitments shall be reduced dollar-for-dollar by the aggregate principal amount of such Rollover Securities so issued) or (iv) upon the occurrence of the JV Event, which reduced commitment will, in each case, be allocated among the Tranche A Term Loans, the Tranche B Term Loans, the Revolving Credit Facility and the Bridge Facility as determined by the Arranger Group in its discretion, provided that the allocation to the Revolving Credit Facility shall be made in accordance with “Revolving Credit Facility” below.”

10.           The Section entitled “Revolving Credit Facility” contained in Exhibit A to the Commitment Letter is amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, in the event of the occurrence of the JV Event, the amount of the Revolving Credit Facility shall be reduced to an amount equal to the product obtained by multiplying (i) $750 million by (ii) the Residual Percentage.”

11.           The Section entitled “Security” contained in Exhibit A to the Commitment Letter is amended by replacing the first sentence thereof in its entirety with the following sentence: “Subject to the terms hereof, the Senior Secured Credit Facilities will be secured by first priority perfected liens on all existing and after-acquired personal property (tangible and intangible) of the Credit Parties, including without limitation, all accounts receivable, inventory, equipment, intellectual property and other personal property, and a pledge of the capital stock of, each Credit Party, subject to such exceptions as may be agreed upon, including those described in the immediately following sentence hereof; provided, however, that (x) franchise agreements and similar agreements, licenses, permits and rights shall not be pledged as collateral under the Senior Secured Credit Facilities and (y) if the JV Event shall have occurred prior to the Closing Date, any securities issued by a JV Entity that are held by a Credit Party (the “JV Securities”) shall not be pledged as collateral under the Senior Secured Credit Facilities if and only if (A) such JV Securities are required to be pledged to the secured lenders of the JV Entities or (B) the governing documents of the JV Entities do not permit such JV Securities to be pledged without the consent of the other parties to such governing documents (provided, if such governing documents permit for a limited pledge of such JV Securities without the consent of such other parties, such JV Securities shall, subject to clause (A) immediately above, be pledged to the maximum extent permitted by such governing documents without requiring the consent of the other parties thereto).”

12.           The Section entitled “Mandatory Prepayments” contained in Exhibit A to the Commitment Letter is amended by replacing all references to the words “basic subscribers” contained in clause (ii) of the second sentence thereof with the word “subscribers”.

13.           Exhibit A to the Commitment Letter is amended by adding a new Section entitled “Treatment of JV Entities After JV Event” immediately after the Section entitled “Negative Covenants” contained in said Exhibit A to the Commitment Letter, which new Section shall read in its entirety as follows: “From and after the occurrence of the JV Event, for purposes of the representations, warranties and covenants (both affirmative and negative) to be contained in the Senior Secured Credit Facilities, the JV Entities shall be treated as unrestricted subsidiaries of the Credit Parties and shall be subject to restrictions that are customarily and typically applicable to unrestricted subsidiaries in a secured financing transaction, including without limitation, such restrictions as may be necessary to prohibit the JV Entities from taking or omitting to take any action that is reasonably likely to circumvent the covenants applicable to the Credit Parties.”

14.           Exhibit B to the Commitment Letter is amended by adding a new Section entitled “Treatment of JV Entities After JV Event” immediately after the Section entitled “Covenants” contained in said Exhibit B to the Commitment Letter, which new Section shall read in its entirety as follows: “From and after the occurrence of the JV Event, for purposes of the representations, warranties and covenants (affirmative and negative) to be contained in the Bridge Facility, the JV Entities shall be treated as unrestricted subsidiaries of the Credit Parties and shall be subject to restrictions that are customarily and typically applicable to unrestricted subsidiaries in a financing transaction of this type, including without limitation, such restrictions as may be necessary to prohibit the JV Entities from taking or omitting to take any action that is reasonably likely to circumvent the covenants applicable to the Credit Parties.”

15.           The Section entitled “Representations and Warranties” contained in Exhibit B to the Commitment Letter is amended and restated in its entirety as follows: “Representations and warranties shall apply to the Credit Parties and shall be customary and appropriate for facilities of this type.”

16.           The Section entitled “Covenants” contained in Exhibit B to the Commitment Letter is amended by replacing the words “Customary and appropriate for facilities of this type” contained in the first line thereof with the following: “The covenants (affirmative and negative) shall apply to the Credit Parties and shall be customary and appropriate for facilities of this type”.

17.           The introductory paragraphs to Schedule III to Exhibit A to the Commitment Letter and to Schedule III to Exhibit B to the Commitment Letter are amended by adding the following words to the end of each such introductory paragraph: “; provided, the term “Credit Parties” shall have the meaning ascribed thereto in the Summary of Terms.”

18.           The Section entitled “Corporate Structure, Management, etc.” contained in Schedule III to Exhibit A to the Commitment Letter is amended by replacing the parenthetical clause “(after giving effect to any amendments, supplements or modifications thereto which shall be approved by the Arranger Group in accordance with the terms hereof)” contained therein with the parenthetical clause “(after giving effect to any amendments, supplements or modifications thereto which shall be approved by the Arranger Group or which do not require the approval of the Arranger Group as specified in “Effectiveness of Reorganization Plan” below, in each case, in accordance with the terms hereof)”.

19.           The Section entitled “Corporate Structure, Management, etc.” contained in Schedule III to Exhibit B to the Commitment Letter is amended by replacing the parenthetical clause “(after giving effect to any amendments, supplements or modifications thereto which shall be approved by the Joint Bookrunners in accordance with the terms hereof)” contained therein with the parenthetical clause “(after giving effect to any amendments, supplements or modifications thereto which shall be approved by the Joint Bookrunners or which do not require the approval of the Joint Bookrunners as specified in “Effectiveness of Reorganization Plan” below, in each case, in accordance with the terms hereof)”.

20.          The Sections entitled “Effectiveness of Reorganization Plan” contained in Schedule III to Exhibit A to the Commitment Letter and in Schedule III to Exhibit B to the Commitment

Letter are amended (1) by replacing the parenthetical clause “(after giving effect to any amendments, supplements or modifications thereto which shall be approved by the Arranger Group in accordance with the terms hereof)” contained in the first sentence thereof with the parenthetical clause “(after giving effect to any amendments, supplements or modifications thereto which shall be approved by the Arranger Group or which do not require the approval of the Arranger Group as specified below, in each case, in accordance with the terms hereof)”, (2) by replacing the word “and” at the end of clause (i) of the second sentence thereof with a comma and (3) by adding the following words at the end of clause (ii) of the second sentence thereof: “, (iii) any amendment of the Draft Plan of Reorganization that modifies only the allocation or distribution of Adelphia’s common stock and/or rights or interests in the Contingent Value Vehicle (as defined in the Draft Plan of Reorganization) to constituents or other parties in interest shall not require such consent and (iv) any amendment to the Draft Plan of Reorganization that provides for a stand-alone reorganization plan for the JV Entities or which otherwise modifies the treatment of the JV Entities contemplated by the Draft Plan of Reorganization filed with the Bankruptcy Court on February 25, 2004 shall not require such consent, provided that such amendment (A) is required by the occurrence of the JV Event, (B) will not materially and adversely affect the balance sheet or capital structure of or otherwise impose any material obligations or material restrictions upon the Credit Parties, except for any material obligations or material restrictions imposed on the Credit Parties under the terms of the governing documents of such JV Entities, provided such material obligations or material restrictions are consistent in all material respects with the obligations and restrictions set forth in the governing documents of the JV Entities as of the date hereof, and (C) will not change the percentage of the equity of the JV Entities owned by the Credit Parties”.

21.           The Sections entitled “Confirmation Order” contained in Schedule III to Exhibit A to the Commitment Letter and in Schedule III to Exhibit B to the Commitment Letter are amended by replacing clause (ii) of the first sentence thereof with the following clause: “(ii) shall be in full force and effect and shall not have been reversed or modified and shall not be stayed or subject to a motion to stay, and the period for appealing the confirmation order shall have elapsed.”

22.           The Section entitled “Litigation” contained in Schedule III to Exhibit A to the Commitment Letter is amended by replacing the last sentence thereof with the following sentence: “The Arranger Group shall be reasonably satisfied with the status of any claims by or proceedings with the Securities and Exchange Commission (the “SEC”), the U.S. Attorney’s Office for the Southern District of New York or the U.S. Department of Justice arising out of the pre-petition activities of the Credit Parties that have not been discharged or resolved prior to the Closing Date (each, an “Outstanding Matter”); provided that (x) if any such Outstanding Matter is a monetary claim by the SEC (an “SEC Monetary Claim”) and (y) the Arranger Group is reasonably satisfied with the status of all of the other Outstanding Matters, this condition shall be deemed to be satisfied if and only if such SEC Monetary Claim can be paid only (1) in common stock of Adelphia and/or (2) by a distribution of proceeds from the Contingent Value Vehicle (as defined in the Draft Plan of Reorganization), so long as such distribution does not require any material financial contribution to the Contingent Value Vehicle from the Credit Parties, it being understood and agreed that if such SEC Monetary Claim is proposed to be resolved in whole or in part with any other form of consideration, the Arranger Group must be reasonably satisfied with the status of such unresolved SEC Monetary Claim, including such other proposed form of consideration.”

23.           The Section entitled “Litigation” contained in Schedule III to Exhibit B to the Commitment Letter is amended by replacing the last sentence thereof with the following sentence: “The Joint Bookrunners shall be reasonably satisfied with the status of any claims by or proceedings with the Securities and Exchange Commission (the “SEC”), the U.S. Attorney’s Office for the Southern District of New York or the U.S. Department of Justice arising out of the pre-petition activities of the Credit Parties that have not been discharged or resolved prior to the Closing Date (each, an “Outstanding Matter”); provided that (x) if any such Outstanding Matter is a monetary claim by the SEC (an “SEC Monetary

Claim”) and (y) the Joint Bookrunners are reasonably satisfied with the status of all of the other Outstanding Matters, this condition shall be deemed to be satisfied if and only if such SEC Monetary Claim can be paid only (1) in common stock of Adelphia and/or (2) by a distribution of proceeds from the Contingent Value Vehicle (as defined in the Draft Plan of Reorganization), so long as such distribution does not require any material financial contribution to the Contingent Value Vehicle from the Credit Parties, it being understood and agreed that if such SEC Monetary Claim is proposed to be resolved in whole or in part with any other form of consideration, the Joint Bookrunners must be reasonably satisfied with the status of such unresolved SEC Monetary Claim, including such other proposed form of consideration.”

24.           The Section entitled “Financial and Capital Markets” contained in Schedule III to Exhibit A to the Commitment Letter is hereby deleted in its entirety.

Except as expressly set forth herein, from and after the date hereof, the Commitment Letter (as amended hereby) shall remain in full force and effect on the terms set forth therein (after giving effect to the amendments contemplated hereby).  The parties hereto hereby acknowledge and agree that this Amendment Letter and the contents hereof may be disclosed to the same extent and subject to the same terms and conditions which govern the disclosure of the Commitment Letter as set forth therein.

This Amendment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Amendment Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.  This Amendment Letter shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.  Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment Letter (whether based on contract, tort or any other theory).

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Very truly yours,

JPMORGAN CHASE BANK

By:	/s/ Bruce Borden
Name: Bruce Borden
Title: Vice President

J.P. MORGAN SECURITIES INC.

By:	/s/ Bruce Borden
Name: Bruce Borden
Title: Vice President

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Lauri Sivaslian
Name: Lauri Sivaslian
Title: Managing Director

By:	/s/ Sovonna Day - Goins
Name: Sovonna Day - Goins
Title: Director

CITICORP NORTH AMERICA, INC.

By:	/s/ Caesar Wyzomirski
Name: Caesar Wyzomirski
Title: Vice President

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Caesar Wyzomirski
Name: Caesar Wyzomirski
Title: Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ David Mayhew
Name: David Mayhew
Title: Director

By:	/s/ Stephen Cayer
Name: Stephen Cayer
Title: Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Sun Jen Yung
Name: Sun Jen Yung
Title: Director

By:	/s/ Gregory Paul
Name: Gregory Paul
Title: Managing Director

Accepted and agreed to as of
the date first written above by:

ADELPHIA COMMUNICATIONS CORPORATION

By:	/s/ Vanessa A. Wittman
Name: Vanessa A. Wittman
Title: Executive Vice President and Chief Financial Officer